EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                13% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A
                                       OF
                         CONCENTRA OPERATING CORPORATION
                     PURSUANT TO THE PROSPECTUS DATED   , 1999

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON         ,  1999 (THE "EXPIRATION  DATE"),  UNLESS THE EXCHANGE OFFER IS
EXTENDED BY CONCENTRA OPERATING CORPORATION IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                    BY OVERNIGHT COURIER AND
       BY REGISTERED OR           BY HAND DELIVERY AFTER 4:30 PM       BY HAND UP TO 4:30 PM
        CERTIFIED MAIL:                ON EXPIRATION ONLY:                 OR IN PERSON:
 United States Trust Company       United States Trust Company      United States Trust Company
         of New York                      of New York                       of New York
         P.O. Box 844                770 Broadway, 13th Floor               111 Broadway
Attn: Corporate Trust Services    Attn: Corporate Trust Services            Lower Level
        Cooper Station                 New York, NY 10003         Attn: Corporate Trust Services
   New York, NY 10276-0844                                             New York, NY 10006

                                  BY FACSIMILE:

                                 (212) 420-6211

                              CONFIRM BY TELEPHONE

                                 (800) 548-6565


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus dated , 1999 (the "Prospectus "), of Concentra Operating Corporation, a Nevada corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuer's offer (the "Exchange Offer ") to exchange $1,000 principal amount of its 13% Senior Subordinated Notes due 2009, Series B (the "New Notes "), for each $1,000 principal amount of their outstanding 13% Senior Subordinated Notes due 2009, Series A (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The undersigned hereby tenders the Old Notes described under "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes.

         This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange
Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer," and an Agent's Message (as defined herein) is not delivered or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer."

         Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

         Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer." See Instruction 2.

         Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes," complete the boxes entitled and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column
(4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

                                                        DESCRIPTION OF OLD NOTES

------------------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF
  REGISTERED HOLDER(S) OF
  OLD NOTE(S), EXACTLY AS                                                                               AGGREGATE PRINCIPAL AMOUNT
    NAME(S) APPEAR(S) ON                                                                                   TENDERED FOR EXCHANGE
 OLD NOTE(S) CERTIFICATE(S)          CERTIFICATE NUMBER(S)             AGGREGATE PRINCIPAL AMOUNT      MUST BE IN INTEGRAL MULTIPLES
(PLEASE FILL IN, IF BLANK):    (ATTACH SIGNED LIST, IF NECESSARY)    REPRESENTED BY CERTIFICATES(1)            OF $1,000(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF NOTES TENDERED:

------------------------------------------------------------------------------------------------------------------------------------

1. Unless indicated in the column "Aggregate Principal Amount Tendered For Exchange," any tendering Holder of 13% Senior Subordinated Notes due 2009, Series A, will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

2. The minimum permitted tender is $1,000 in principal amount of 13% Senior Subordinated Notes due 2009, Series A. All other tenders must be in integral multiples of $1,000.

                                ---------------
[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.
[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
         Name of Tendering Institution:_________________________________________
         Account Number:________________________________________________________
         Transaction Code Number:_______________________________________________
[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
         Name of Registered Holder:_____________________________________________
         Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Eligible Institution that Guaranteed Delivery:_________________ Account Number (if delivered by book-entry transfer):__________________
[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
         Name:__________________________________________________________________
         Address:_______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

       To be completed ONLY (i) if the New Notes issued in exchange for Old Notes, or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)
Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

________________________________________________________________________________
                                (ACCOUNT NUMBER)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name:___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuer, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuer) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuer, (ii) present and deliver such Old Notes for transfer on the books of the Issuer and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and complete with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (iii) that when such Old Notes are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

     By tendering, the undersigned hereby further represents to the Issuer that
(i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, and (iv) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Issuer. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Issuer will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Issuer give oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned acknowledges that the Issuer's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not entered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                           TENDERING HOLDERS SIGN HERE

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Dated: ______________________________

Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

================================================================================
                               (INCLUDE ZIP CODE)

Principal place of business (if different from address listed above): __________

================================================================================
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ( ) _________________________

Tax Identification or Social Security Nos.: ______________________________

                       PLEASE COMPLETE SUBSTITUTE FORM W-9

                            GUARANTEE OF SIGNATURE(S)

(Signature(s) must be guaranteed if required by instruction 1)

Authorized Signature: __________________________________________________________

Dated: _________________________________________________________________________

Name and Title: ________________________________________________________________
                                 (PLEASE PRINT)

Name and Title: ________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution (an "Eligible Institution ") that is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.,
(2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs:

     a.  The Securities Transfer Agents Medallion Program (STAMP)

     b.  The Stock Exchange Medallion Program (SEMP)

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer and an Agent's Message is not delivered or (iii) if a tender is made pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and an other documents required by this Letter of Transmittal, or, if applicable, or Agent's Message in lieu of the Letter of Transmittal must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. The term "Agent's Message" means a message transmitted by DTC, received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a participant in DTC that is tendering Old Notes that are the subject of such Book-Entry Confirmation, that each participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that the Issuer's may enforce such agreement against the participant. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot complete the procedure for book-entry transfer on a timely basis or (iii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery of procedures set forth in the Prospectus. Holders may have such tender elected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Old Notes, the certificate numbers(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof, together with the certificates) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificates for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE ISSUER. HOLDERS MAY REQUEST THEIR RESPECTIVE

BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal via telegram, telex, facsimile transmission or letter. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes) or, in the case of Old Notes transferred by book-entry transfers, the name and number of the account at DTC to be credited, (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of an Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuer, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an

Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserve the right to waive any defects or irregularities as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Although the Issuer intend to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Issuer reserves the right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Old Notes tendered in the Issuer's reasonable discretion (except as otherwise provided in the Prospectus).

     11. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Issuer (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Issuer is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

PAYER'S NAME:

SUBSTITUTE          PART I--                      Social Security Number
FORM W-9

                    PLEASE PROVIDE YOUR TIN IN    ______________________________
DEPARTMENT OF THE   THE BOX AT RIGHT AND
TREASURY            CERTIFY BY SIGNING AND                 OR
                    DATING BELOW.

INTERNAL REVENUE SERVICE                          Employer Identification Number

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION                           ______________________________
NUMBER (TIN)


PART II--CERTIFICATIONS--Under penalties of perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTION--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified y the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

PART III--Awaiting TIN [  ]

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Signature __________________________________________________ Date ______________

--------------------------------------------------------------------------------

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


     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
               I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

          Signature _______________________________________ Date________________

--------------------------------------------------------------------------------

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